New Jersey Resources A Premium Company Delivering Premium Results New York Financial Community June 13, 2012 Exhibit 99.1

Certain statements contained in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements can also be identified by the use of forward-looking terminology such as “may,” “intend,” “expect,” or “continue” or comparable terminology and are made based upon management’s current expectations and beliefs as of this date concerning future developments and their potential effect upon New Jersey Resources (NJR or the Company). There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on the Company will be those anticipated by management. NJR cautions persons reading or hearing this presentation that the assumptions that form the basis for forward-looking statements regarding NJR's net financial earnings (NFE) guidance for the 2012 fiscal year, the contributions to NFE by New Jersey Natural Gas Company (NJNG), NJR Clean Energy Ventures (NJRCEV), NJR  Energy Services (NJRES) , the Company's Energy
Holdings  segment and NJR Home Services, expected contribution by new customers of New Jersey Natural Gas Company (NJNG) to utility gross margin, expected number of new customers of NJNG, the completion of NJRCEV's planned solar projects in fiscal 2012, estimated capital expenditures in fiscal 2012 by NJNG and NJRCEV, and NJ’s Energy Master Plan include many factors that are beyond the Company’s ability to control or estimate precisely.
The factors that could cause actual results to differ materially from NJR’s expectations include, but are not limited to, weather and economic conditions; demographic changes in the NJNG service territory and their effect on NJNG's customer growth; volatility of natural gas and other commodity prices and their impact on NJNG customer usage, NJNG's incentive programs,
NJRES' operations and on the Company's risk management efforts; changes in rating agency requirements and/or credit ratings and their effect on availability and cost of capital to the
Company; the impact of volatility in the credit markets; the ability to comply with debt covenants; the impact to the asset values and resulting higher costs and funding obligations of NJR's pension and postemployment benefit plans as a result of downturns in the financial markets, a lower discount rate, and impacts associated with the Patient Protection and Affordable Care
Act; accounting effects and other risks associated with hedging activities and use of derivatives contracts; commercial and wholesale credit risks, including the availability of creditworthy customers and counterparties, liquidity in the wholesale energy trading market and the Company’s ability to recover all of NJRES’ funds in the MF Global liquidation proceedings; the ability to obtain governmental approvals and/or financing for the construction, development and operation of certain non-regulated energy investments; risks associated with the management o the Company's joint ventures and partnerships; risks associated with our investments in solar energy projects, including the availability of regulatory and tax incentives, logistical risks and potential delays related to construction, permitting, regulatory approvals and electric grid interconnection, the availability of viable projects and NJR's eligibility for federal investment tax credits (ITC), the future market for Solar Renewable Energy Certificates and operational risks related to projects in service; timing of qualifying for ITCs due to delays or failures to complete planned solar energy projects and the resulting effect on our effective tax rate and earnings; the level and rate at which  NJNG's costs and expenses are incurred and the extent to which they are allowed to be recovered from customers through the regulatory process; access to adequate supplies of natural gas and dependence on third-party storage and transportation facilities for natural gas supply; operating risks incidental to handling, storing, transporting and providing customers with natural gas; risks related to our employee workforce; the regulatory and pricing policies of federal and state regulatory agencies; the costs of compliance with the proposed regulatory framework for over-the-counter derivatives; the costs of compliance with present and future environmental laws, including potential climate change-related legislation; risks related to changes in accounting standards; the disallowance of recovery of environmental-related expenditures and other regulatory changes;  environmental-related and other litigation and other uncertainties; and the impact of natural disasters, terrorist activities, and other extreme events.
The aforementioned factors are detailed in the “Risk Factors” sections of our Annual Report on Form 10-K filed on November 23, 2011, as filed with the Securities and Exchange
Commission (SEC) and which is available on the SEC’s website at sec.gov. NJR disclaims any obligation to update and revise statements contained in these materials based on new information or otherwise.
Regarding Forward-Looking Statements

Disclaimer Regarding Non-GAAP Financial Measures

Management uses net financial earnings and utility gross margin as supplemental measures to other GAAP results to provide a more complete understanding of the company’s performance. Management believes these non-GAAP measures are more reflective of the company’s business model, provide transparency to investors and enable period-to-period comparability of financial performance. For a full discussion of our non-GAAP financial measures, please see Item 7 of our
Annual Report on Form 10-K for the fiscal year ended September 30, 2011, filed on November 23, 2011.
This presentation includes the non-GAAP measures net financial earnings (losses) and utility gross margin. As an indicator of the company’s operating performance, these measures should not be considered an alternative to, or more meaningful than, GAAP measures such as cash flow, net income, operating income or earnings per share. Net financial earnings (losses) exclude unrealized gains or losses on derivative instruments related to the company’s unregulated subsidiaries and certain realized gains and losses on derivative instruments related to natural gas that has been placed into storage at NJRES. Volatility associated with the change in value of these financial and physical commodity contracts is reported in the income statement in the current period. In order to manage its business, NJR views its results without the impacts of the unrealized gains and losses, and certain realized gains and losses, caused by changes in value of these financial instruments and physical commodity contracts prior to the completion of the planned transaction because it shows changes in value currently as opposed to when the planned transaction ultimately is settled. NJNG’s utility gross margin represents the results of revenues less natural gas costs, sales and other taxes and regulatory rider expenses, which are key components of the company’s operations that move in relation to each other.

4 Celebrating 60 years of service Total Revenue $3.2 million Net Income $351,ooo Assets $28.4 million Dividends Paid $66,391 Total Customers 90,000

Consistent Results
+
Higher Net Financial Earnings (NFE) for the six months ended March 31, 2012
$2.88 vs. $2.33 last year, a 24 percent increase
+
NFE guidance reaffirmed – range of $2.60 to $2.80 per share
Two decades of improved financial performance
+
Increased dividend 5.6 percent effective January 3, 2012
Attractive yield of 3.5 percent
+
Strong results driven by core regulated utility
60 percent of total earnings from New Jersey Natural Gas
+
Positive earnings contributions from unregulated subsidiaries
Strong results from NJR Clean Energy Ventures

Our Business Model
We focus on the fundamentals
We have a record of consistently delivering premium earnings and dividend growth
Natural Gas Distribution
Steady customer growth
Infrastructure investment
opportunities
Regulatory incentives
Clean Energy and Retail
Services
Residential solar programs
Commercial rooftop and
ground-mounted solar projects
Service contracts, installations
and repair services
Wholesale Energy Services
Energy marketer
Asset management services
Midstream investments

+
Energy Infrastructure, Asset Management and Services
+
Disciplined Capital Allocation
+
Strong Financial Profile
+
Diverse Stakeholder Relationships

The NJNG Advantage
Primarily residential and commercial customer base
Net plant, property and equipment of nearly $1.2
billion
Collaborative regulatory relations
Strong  record of system safety and customer
satisfaction
We will achieve the half million customer milestone
in the summer of 2012

3,492 new customers in the first six months of
fiscal 2012, a 14 percent increase over fiscal 2011
261 existing customer heat conversions
Customer growth through March 2012 to add
about $1.9 million of  utility gross margin
annually
Conversion breakdown:
68 percent oil
25 percent electric
7 percent propane
Estimate 12,000 to 14,000 new customers over
the next two years – a 1.3 percent growth rate
Steady Customer Growth
Strong demographics to support customer growth

New Customer Breakdown
Conversions
59%
New
Construction
41%
Gross Margin Contribution
Residential
63%
Commercial
33%
Existing
4%

Value for Customers Source: US Energy Information Administration Data as of March 2012. Based on 100,000 comparable BTUs 9 We have a strong price advantage in our service territory

A Growing Service Area 10 Monmouth 44% Our service territory is among the fastest growing in the state with Ocean County accounting for half our growth

Future New Construction
Potential New Customers = 90,000
Sources: Arthur D. Little, Harte Hanks and  NJNG

+
New residential construction
market improving
Based on NJ Builders Association
(NJBA) data, Ocean County produced
the State’s highest annual average
number of building permits (3,500)
during the 2000 decade
Rutgers  University forecasts
approximately 10,000 newly
constructed homes for the three-year
period 2013-2015
Through March 2012, residential new
construction represented 34% of all new
customer additions and 25% of total
margin
2013 - 2017

Identify and target areas for conversion
Proximity to existing natural gas lines
Aggressive marketing to communities
using a mix of fuels including oil,
electric and propane
To encourage conversions:
Fuel cost comparisons
Rebates and incentives
Partner with contractors
Direct marketing
Long-term conversion growth outlook is
strong
Robust Conversion Markets
With our new construction and conversion outlook,
we see a potential of  about 210,000  new customers

Conservation Incentive Program
Regulatory Update
Accelerated Infrastructure Programs (AIP)
Constructive regulatory environment and support of public policy objectives creates potential growth investment opportunities for NJNG

Customers have reduced usage and
saved over $219 million since
inception in 2006
Filed for a 2.4 percent increase to its
CIP rate to be effective October 1,
2012, due to significantly warmer-
than-normal winter  weather
Protects NJNG from declining usage and
weather; encourages customer
conservation
In place through September 30, 2013
Project spending:
Accelerated capital projects support system reliability
and helps strengthen the state’s economy
Phase II approved on March 30, 2011

Safety Acceleration and Facility Enhancement (SAFE) Program

Infrastructure Investment  Opportunities
NJ Energy Master Plan supports increased use of natural gas
as well as enhancements to system infrastructure
Filed with the BPU on March 20, 2012 to replace approximately 343 miles of unprotected steel and cast iron distribution main
Possible $204 million investment over a five-year period
Seeking annual recovery of costs at NJNG’s weighted average cost of capital of
7.76 percent
AFUDC accounting treatment similar to successful AIP programs
Should create approximately 2,100 jobs

System Reliability 15 NJNG average response time ranked in the top quartile nationally and best in New Jersey in 2011

+
Over 6 million meters read
+
More than 1 million customer calls
handled
+
Invested almost $96 million to support
customer growth and system reliability
+
Lowest number of BPU complaints  per
1,000 customers for 19 consecutive years
through March 31, 2012
+
Highest in Customer Satisfaction With
Residential Natural Gas Service in the
Eastern U.S. among Large Utilities
Customer Satisfaction
Continuously working to meet
customer expectations

Rolling 12-months through March31, 2012
New Jersey Natural Gas received the highest numerical score among large utilities in the
Eastern U.S. in the proprietary J.D. Power and Associates 2011 Gas Utility Residential
Customer Satisfaction Study
SM
. Study based on 62,711 online interviews ranking 10
providers in the Eastern U.S. (CT, DC, MD, MA, NH, NJ, NY, PA, RI, VA). Proprietary
study results are based on experiences and  perceptions of consumers surveyed
September 2010 - July 2011. Your experiences may vary. Visit jdpower.com.

Off-system sales and capacity release
In place since 1992
Optimization of capacity and supply contracts
Sharing formula of 85 percent customer; 15 percent
NJNG
Storage Incentive (SI)
In place since 2004
Promotes long-term price stability
Promotes efficient contract utilization
Sharing formula of 80 percent customer; 20 percent
NJNG
Financial Risk Management (FRM)
In place since 1997
Promote application of risk management tools
Sharing formula of 85 percent customer;  15 percent
NJNG
Regulatory Incentives
Since inception  customers have saved  over
$573 million  with total earnings of $1.85 per
share, an average of $.08 annually
Incentive programs in place
through October 2015

Consistent with our core energy strategy
Meaningful earnings growth opportunities
Competitively priced electricity for customers
Strong legislative commitment to solar in NJ
Supports NJ’s Energy Master Plan
Our Clean Energy Advantage
Clean energy investments
contributed $22 million to
NFE in the first six months
of fiscal 2012

Anticipated legislation in support of New Jersey’s
solar industry is pending for vote in both State
Assembly and Senate
Governor supporting solar industry for environmental,
job creation and energy cost benefits to New Jersey
Renewable portfolio standard (RPS) significantly
increased starting in energy year 2014
Solar alternative compliance payments (SACP)
reduced to better reflect current market
conditions
Pending Solar Legislation
NJR targeting $70 to $90 million
of clean energy investments
annually

Overview of New Jersey’s Clean Energy Initiatives (GWhrs) Current proposed legislation supports a sustainable solar industry in New Jersey 20

Declining Solar Material Costs

Solar industry costs are reducing to competitive levels
Source: Lawrence Berkeley National Laboratory
(Behind the meter weighted average installed cost)
* Industry  estimate  for 2011 and 2012

Fiscal 2012 Q2 results:
272 operational in fiscal 2012
Average size: 7.4 kilowatts
$7 million of capital deployed
Capital projection of
approximately $20.5 million in
fiscal 2012
To date, homeowners have
saved over $390,000 on their
electric bills annually
The Sunlight Advantage
Pipeline for residential solar
leases remains strong
Residential

+
Expanding NJR brand beyond traditional service territory
+
Completed projects in fiscal 2011 and 2012:
The Sunlight Advantage
Commercial
+
$96.4 million placed in service in fiscal 2012
+
Medford project announced
$20 million, 6.7 MW project
In service date planned for Q1 fiscal 2013
Additional project
opportunities for
fiscal 2012 and
beyond

Project Capital (MM) MW
1 - Adler
2 - Vineland
3 - Manalapan
4 - McGraw Hill
Total
$24.4
22.3
17.2
59.5
$123.4
5.2
4.7
3.6
14.1
27.6

+
Changes in volatility and increased shale production have
changed the competitive landscape
Successfully taking advantage of  emerging opportunities
Physical participants with a conservative approach
remain profitable
+
Focus on long-option strategy and disciplined risk
management
Provide asset management services to producers
Focus on growing demand for electric generation
and petrochemicals
NJRES NFE
expected to be  5 to
15 percent of fiscal
2012 total
NJR Energy Services

Midstream investments contributed $3.8 million in the first six-months of fiscal 2012; Expected to contribute between 3 and 10 percent of total 2012
NFE
Steckman Ridge
50 percent joint venture with Spectra Energy
Up to 12 Bcf storage facility in southwestern Pennsylvania
66 percent of Steckman Ridge revenue from long-term contracts
Iroquois
5.53 percent ownership in pipeline from Canada to the northeast
NJR Energy Holdings

Home Services Advantage
Consistently delivers high-quality products and service levels

Serves nearly 140,000 customers with Premier
Service Plans, service contracts and equipment
installations
Geographic expansion
Currently marketing in Sussex, Warren and Hunterdon
counties
Fiscal 2011 revenue of more than $36 million, an
18 percent increase over last year
Expected to contribute 1-5 percent of fiscal 2012
NFE

Delivering Results

($MM)
Company 2012 2011 Change
New Jersey Natural Gas $70.9 $68.4 $2.5
NJR Energy Services 23.5 19.2 4.3
NJR Clean Energy 22.0 5.2 16.8
NJR Energy Holdings 3.8 3.9          (0.1)
NJR Home Services/Other (0.8) (0.5)          (0.3)
Total $119.4 $96.2 $23.2
NFE per basic share $2.88 $2.33 $0.55
FYTD March 31,

A Record of Consistency
NJR currently
estimates net
financial earnings
of $2.60 to $2.80
per basic share in
fiscal 2012

$1.50
$1.80
$2.10
$2.40
$2.70
2008 2009 2010 2011 2012
Current
Range
$2.24
$2.40
$2.46
$2.58
$2.60-$2.80
Net Financial Earnings

2012 Earnings Guidance Infrastructure-based businesses expected to contribute about 90 percent of fiscal 2012 NFE 29

Dividend Growth
19 dividend
increase in 17 years;
1-year growth rate
of 5.6 percent
compared with 3.7
percent
for  peers
* Effective January 3, 2012
** Based on current indicated dividend rates

th
$0.60
$0.80
$1.00
$1.20
$1.40
$1.60
2007 2008 2009 2010 2011 2012*
$1.01
$1.12
$1.24
$1.36
$1.44
$1.52

Payout Ratio*
Strong reinvestment to
support future growth
* Based on NJR Net Financial Earnings
**  Peer group average based on 2011 earnings estimates
and indicated dividend from Bloomberg.  Peer group:
ATO, GAS, LG, NWN, PNY, SJI, SWX, VVC and WGL

0%
16%
33%
49%
65%
2005 2006 2007 2008 2009 2010 2011 Peer Group**
49%
51%
48%
50%
52%
55%
56%
61%

Capital Expenditures
Capital expenditures support future growth

($MM) Fiscal 2012
2012 2011 Estimate
NJNG
New Customer $10.8 $10.2 $20.6
System Integrity 11.6 10.8 33.3
AIP Projects 14.9 15.8 49.9
Technology & Other 5.1 6.8 8.4
Cost of Removal 6.8 3.6 9.0
Sub-total NJNG 49.2 47.2 121.2
Clean Energy Ventures 61.9 11.5 103.2
Other Non-Utility 0.3 0.4 0.7
Total $111.4 $59.1 $225.1
FYTD March 31,

Delivering Premium Results
We have the fundamentals in place to achieve continued
operational excellence, consistent results and long-term
growth

Strategy
Performance
Growth
Core utility provides
majority of
earnings
Pursue
complementary
non-regulated
businesses
Work constructively
with regulators
and policymakers
Maintain strong
financial profile
A track record of
consistent results
Increasing dividend
while maintaining
low payout ratio
Five-year total return
greater than
peer group average
A tradition of
outstanding
customer service
and safety
Core customer
growth
Regulated
infrastructure
opportunities
Clean energy
investments
Retail energy services

New Jersey Resources A Premium Company Delivering Premium Results New York Financial Community June 13, 2012